EXHIBIT 10.1

NEITHER THIS SECURITY NOR THE SECURITIES TO BE ISSUED PURSUANT TO THIS AGREEMENT HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY AND ANY SECURITIES ISSUABLE PURSUANT TO THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Original Issue Date: Aprill 17, 2026	Original Principal Amount: $500,000
Note: Ozone - 1

PROMISSORY NOTE

THIS PROMISSORY NOTE is one of potentially a series of duly authorized and validly issued Promissory Notes of Viking Ozone Technology, LLC, a Nevada limited liability company, (the “Company”), having its principal place of business at 12 Greenway Plaza, Suite 1100, Houston, Texas, 77046, designated as its Promissory Note due as set out herein (this “Note”, or the “Note” and collectively with any other Notes of such series in the aggregate principal amount of up to $750,000, the “Notes”).

FOR VALUE RECEIVED, the Company promises to pay to [***] or his/her/its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of five hundred thousand dollars ($500,000) (the “Original Principal Amount”) on the earlier of (the “Maturity Date”): (i) April 15, 2027; or (ii) the receipt by the Company of proceeds from the unconditional sale of the Company’s VKIN-300 waste treatment unit having Serial No.: SD-202530 (“Unit Sale”).

This Note is subject to the following additional provisions:

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, the following terms shall have the following meanings:

“Bankruptcy Event” means any of the following events: (a) the Company commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company, (b) there is commenced against the Company any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Company is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Company makes a general assignment for the benefit of creditors, (f) the Company calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts or (g) the Company, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

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“Business Day”” shall mean any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, that, for purposes of clarity, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

“Event of Default” shall have the meaning set forth in Section 6(a).

“Nevada Courts” shall have the meaning set forth in Section 8(d).

“Note Register” shall have the meaning set forth in Section 2(b).

“Original Issue Date” means the date of the first issuance of this Note, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Notes.

“Person” means a natural person, partnership, limited partnership, limited liability partnership, syndicate, sole proprietorship, corporation or company (with or without share capital), limited liability company, trust, unincorporated association, joint venture or other entity.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2. Interest.

a) Payment of Interest. The Company shall pay on account of interest for the Term an amount equal to 10% per annum on the outstanding principal amount, payable in advance within two Business Days of the Company receiving the entire principal amount of this Note from the Holder.

b) Interest Calculations. Any interest owing hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”).

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Section 3. Registration of Transfers and Exchanges.

a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same.

b) Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue. In the event the Holder assigns the Holder’s rights and entitlements under this Note to another Person (the “Assignee”), the Company shall amend the Note Register only upon receiving authorization to do so from each of the Holder and the Assignee.

Section 4. Security. As security for the Company’s obligations under the Notes, the Company hereby grants the Holders of the Notes, pari passu, a continuing security interest in and to all right, title and interest of the Company in all of the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located:

a) the net sale proceeds received by the Company in connection with the Unit Sale. If the Unit Sale is completed during the Term of this Note the Company shall, at the Holders’ request, direct its distributor to pay the amount owing under this Note directly to the Holder from the net proceeds of such sale; and

b) any security granted to the Company by a purchaser in connection with the Unit Sale. For example, if the purchaser in the Unit Sale grants the Company a security interest in any proceeds to which the purchaser is entitled to under any Master Services Agreement between the purchaser and a third party, the Company acknowledges and agrees that such security interest shall be assigned to the Holder(s) while the Notes are outstanding.

Section 5. Intentionally Omitted.

Section 6. Events of Default.

a) “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i. any default in the payment of the principal amount of any Note as and when the same shall become due and payable which default is not cured within five (5) Business Days;

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ii. the Company shall fail to observe or perform any other material covenant or agreement contained in the Notes which failure is not cured, if possible to cure, within the earlier to occur of (A) five (5) Business Days after notice of such failure sent by the Holder or by any other Holder to the Company and (B) ten (10) Business Days after the Company has become or should have become aware of such failure;

iii. any representation or warranty made in this Note shall be untrue or incorrect in any material respect as of the date when made or deemed made;

iv. the Company shall be subject to a Bankruptcy Event;

v. the Company shall: (i) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its properties, (ii) make a general assignment for the benefit of creditors, (iii) be adjudicated a bankrupt or insolvent or be the subject of an order for relief under Title 11 of the United States Code or any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute of any other jurisdiction or foreign country, or (iv) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage or any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or (v) take or permit to be taken any action in furtherance of or for the purpose of effecting any of the foregoing;

vi. if any order, judgment or decree shall be entered, without the application, approval or consent of the Company, by any court of competent jurisdiction, approving a petition seeking liquidation or reorganization of the Company, or appointing a receiver, trustee, custodian or liquidator of the Company, or of all or any substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) days;

b) Remedies Upon Event of Default. If any Event of Default occurs, then the outstanding principal amount of this Note, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash. Upon the payment in full of the obligations under this Note the Holder shall promptly surrender this Note to or as directed by the Company. In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 6(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

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Section 7. Prepayment. At any time, the Company may prepay any portion of the principal amount of this Note and all other amounts due under this Note.

Section 8. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Company, at its registered office address, or such other facsimile number or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 8(a). Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of the Holder appearing on the books of the Company, or if no such facsimile number or address appears on the books of the Company, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 12:00 p.m. (New York City time) on any date, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 12:00 p.m. (New York City time) on any Business Day, (iii) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest (if any), as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company.

c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated herein (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of Las Vegas, Nevada (the “Nevada Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Nevada Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Nevada Courts, or such Nevada Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

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e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by the Company or the Holder must be in writing.

f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder.

g) Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).

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h) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

i) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

Section 9. Shares & Holder’s Acknowledgements, Agreements and Representations.

a) Accredited Investor. The Holder represents and warrants that the Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D, and the Holder understands the Company is relying upon the truth and accuracy of such representation and warranty in order to determine the availability of specific exemptions from the registration requirements of United States federal and state securities laws to facilitate this transaction.

Section 10. Risk Factors & Use of Proceeds.

A LOAN TO THE COMPANY INVOLVES SIGNIFICANT RISK AND IS SUITABLE ONLY FOR LENDERS WHO ARE CAPABLE OF BEARING SIGNIFICANT RISKS, INCLUDING THE RISK OF LOSS OF A SUBSTANTIAL PART OR ALL OF THEIR INVESTMENT. CAREFUL CONSIDERATION OF THE FOLLOWING RISK FACTORS PROVIDED BY THE COMPANY, AS WELL AS OTHER INFORMATION IN CAMBER ENERGY, INC.’S (THE COMPANY’S INDIRECT MAJORITY SHAREHOLDERS) FILINGS AND REPORTS (THE “CAMBER SEC REPORTS”) WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) IS ADVISABLE PRIOR TO LOANING MONEY TO THE COMPANY. PROSPECTIVE HOLDERS ACKNOWLEDGE AND AGREE THAT THEY HAVE REVIEWED CAMBER’S SEC REPORTS, UNDERSTAND THE RISK FACTORS CONTAINED THEREIN, INCLUDING THE RISK FACTORS AND LEGAL PROCEEDINGS DISCLOSURE CONTAINED IN CAMBER ENERGY, INC.’S QUARTERLY AND ANNUAL REPORTS FILED WITH THE SEC, HAVE READ ALL SECTIONS OF THIS NOTE, AND ACKNOWLEDGE THAT THEY HAVE BEEN ADVISED TO CONSULT THEIR OWN LEGAL AND FINANCIAL ADVISERS BEFORE LOANING MONEY TO THE COMPANY.

10.1 There are numerous and varied risks, known and unknown, that may prevent the Company from achieving its goals. If any of these risks actually occur, the Company’s business, financial condition or results of operation may be materially adversely affected.

10.2 There is doubt about the Company’s ability to continue as a going concern due to the Company’s lack of operating history and the challenges associated with commercializing new technologies.

10.3 The Holder acknowledges and agrees that proceeds received by the Company in connection with the issuance of the Notes may be used by the Company for a variety of purposes including, without limitation, payment of fees and expenses related to the manufacture, assembly, shipment, transportation, commissioning, certification and/or testing of one or more waste treatment units, transaction costs, payment of travel expenses, consulting fees, professional fees, reimbursement to membership interest holders, directors, officers or managers of the Company for prior advances, purchase of spare parts, payment of operating expenses and/or for other general working capital purposes.

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

VIKING OZONE TECHNOLOGY, LLC

By:	/s/ James A. Doris
Name: James A. Doris
Title: President

[HOLDER’S SIGNATURE PAGE FOLLOWS]

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HOLDER SIGNATURE PAGE TO

VIKING OZONE TECHNOLOGY, LLC PROMISSORY NOTE

IN WITNESS WHEREOF, the undersigned have caused this PROMISSORY NOTE to be duly executed by its respective authorized signatories as of the date first indicated above, for the principal amount below:

Amount of Loan: $500,000

EIN Number: ___________________

Name of Holder:  [****]

Signature of Authorized Signatory of Holder: ______________________________________

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory: [****]

Facsimile Number of Authorized Signatory: __________________________________________

Telephone Number of Authorized Signatory: __________________________________________

Address for Notice to Holder: [****]

Address for Delivery of Shares to Holder (if not same as address for notice): N/A

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